Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 5th day of April, 2000, by and between ADVANCED COMMUNICATIONS TECHNOLOGIES, INC., a Florida corporation ("ACT-US") and ADVANCED COMMUNICATIONS TECHNOLOGIES PTY LTD, an Australian corporation ("ACT-Australia").

                                    RECITALS

      WHEREAS, ACT-US is a Florida Corporation that is publicly traded on the OTC Bulletin Board, administered by NASDAQ, under the ticker symbol "ADVC"; and

      WHEREAS, ACT-Australia is an Australian corporation that owns certain rights to a new wireless communications network technology, to be marketed under the name Universe Wide Spectrum Cellular-"Spectrucell" (the "SpectruCell Technology"); and

      WHEREAS, the Parties have entered into a Memorandum of Understanding dated February 15, 2000, whereby ACT-US will acquire 20% of the common stock of ACT-Australia; and

      WHEREAS, the parties desire to enter into this Agreement to formalize the purchase contemplated by the Memorandum of Understanding upon the terms and conditions contained herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties and their successors agree as follows:

      1. Recitals. The foregoing recitals are true and correct in every respect and are hereby incorporated herein by reference,

      2. Definitions. In addition to the terms defined elsewhere herein, the terms defined in the introductory paragraph and the Recitals to this Agreement shall have the respective meanings specified therein or below, and the following terms shall have the meanings specified below when used herein with initial capital letters:

            "Adverse Consequences" means all actions, suits, proceedings, claims, damages, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, losses, expenses, and fees, including court costs and reasonable attorney's fees and expenses.

            "Affiliate" means any person who, with respect to a certain other person, controls that other person, or is controlled by that other person, or is controlled by that same


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third  person who controls  the other  person,  in each case whether or not such control is direct or indirect through one or more intermediaries.

            "Closing Date" means the later to occur of both the execution of this Agreement and the performance of any conditions precedent to either party's performance hereunder.

            "Governmental   Entity"   means  any   court,   arbitral   tribunal,
administrative   agency  or  commission  or  other  governmental  or  regulatory authority or agency.

            "Purchase Price" means 5,000,000 restricted shares of ACT-US common stock and $7,500,000 US as further described in Section 3 herein.

            "Transferred Shares: means 20% of the issued and outstanding shares of stock of ACT-Australia existing at the Closing Date.

      3. Purchase of Transferred Shares.

            (a) ACT-US hereby agrees to acquire the Transferred Shares for the Purchase Price. The Purchase Price shall be paid as follows:

            (i) Certificates for 5,000,000 shares of restricted common stock of ACT US shall be delivered to ACT-Australia as set forth in Section 3(e) herein; and

            (ii) $7,500,000 US to be paid in three equal monthly installments, without interest, commencing on May 31, 2000 (the "Cash Portion of the Purchase Price"). ACT-US shall be entitled to offset any amounts owed to it by ACT-Australia against the Cash Portion of the Purchase Price.

            (b) ACT-Australia hereby agrees to sell and deliver the Transferred Shares to ACT-US for the Purchase Price as set forth in Section 3(e) herein.

            (c) ACT-Australia merges or consolidates with any entity that survives the merger or consolidation, ACT-Australia and its shareholders shall cause the surviving entity to issue and deliver the Transferred Shares to ACT-US pursuant to the terms herein.

            (d) The parties acknowledge and agree that ACT-US shall use its best efforts to raise the Cash Portion of the Purchase Price through a public or private offering of securities. ACT Australia hereby agrees to extend the monthly installment payment deadlines, without interest, to allow ACT-US to raise the Cash Portion of the Purchase Price. The parties acknowledge and agree that upon raising funds pursuant to a public or private offering of securities ACT-US shall only be obligated to transfer to ACT-Australia as part of the Cash Portion of the Purchase Price those funds remaining after deduction of reserves needed for current operations, working capital and the development and expansion of its operations and the


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operations of its subsidiaries, as determined by its Board of Directors.

            (e) Within 15 days after the Closing Date, ACT-US shall issue certificates for 5,000,000 shares of restricted common stock to ACT-Australia in denominations requested by ACT-Australia, which certificates shall be delivered to and held in escrow by Jack Halperin, Esq., counsel for ACT-US. Upon receipt by him of the Transferred Shares, he will transfer the certificates for 5,000,000 shares of ACT-US common stock to ACT-Australia and the Transferred Shares to ACT-US.

      4.   Representations   and  Warranties  of  ACT-Australia.   ACT-Australia
represents and warrants to ACT-US as follows:

            (a) Organization. ACT-Australia is a corporation duly organized, validly existing, and in good standing under the laws of Australia, is duly authorized under Australia law to carry on its business(7) has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted. ACT-Australia is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing unnecessary.

            (b) Transferred Shares. ACT-Australia shall deliver to ACT-US good and marketable title to the Transferred Shares free and clear of all liens, trusts, claims, charges, security agreements and other encumbrances of any kind or nature whatsoever.

            (c) No Consents. Neither the execution, delivery or performance of this Agreement nor the consummation by ACT-Australia of the transactions contemplated hereby require any filing with, or authorization, consent or approval of any Governmental Entity, notices, filings, authorizations, consents and approvals which if not obtained or made would have a material adverse effect to ACT-Australia or materially impair the ability of ACT-Australia to consummate the transactions contemplated by this Agreement.

            (d) Authority. ACT-Australia has all requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligation hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by alt necessary corporate action on the part of ACT-Australia, including authorization by its Board of Directors, and this Agreement has been duly executed and delivered by ACT-Australia and constitutes the valid and legally binding obligation of ACT-Australia, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation(7) or similar laws affecting the enforcement of creditors' rights generally.

            (e) No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling(1) charge or other restriction of any Governmental Entity to which ACT-Australia is subject; (ii) conflict with or result in the breach


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of any provision of  ACT-Australia's  charter or bylaws or (iii)  conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of any material agreement or obligation to which

ACT-Australia may be bound or to which any of the assets of ACT-Australia may be subject.

            (f) Ownership of SpectruCell. ACT-Australia has all right, title and interest in and to the Spectrucell Technology, and its development of the Spectrucell Technology does not infringe any third party's patent or other rights. Further, ACT-Australia owns 70% of the outstanding common stock of Australian Enterprises Pty Ltd

            (g) Financial Statements. To the extent available, ACT-Australia has made available to ACT-US for inspection complete copies of the unaudited balance sheets and operating (profit and loss) statements of ACT-Australia as at and for December 31, 1999 (collectively, the "Statements"), including the Balance Sheet of the Company as at December 31, 1999 (the "Effective Date Balance Sheet"). The Statements, including the Effective Date Balance Sheet correctly and accurately present the financial position and results of operations of ACT-Australia as of the dates and for the periods covered by such Statements.

            (h) The Recitals to this Agreement are true and correct in all material respects.

      5. Representations and Warranties of ACT-US. ACT-US hereby represents and warrants to ACT-Australia as follows:

            (a) Organization. ACT-US is a corporation duly organized, validly existing, and in good standing under the laws of Florida, is duly authorized under Florida law to carry on its business as presently being conducted, has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted and as proposed to be conducted and consummate this Agreement.

            (b) ACT-US Shares. ACT-US shall deliver to ACT-Australia good and marketable title to its shares to be transferred pursuant to this Agreement, free and clear of all liens, trusts, claims, charges, security agreements and other encumbrances of any kind or nature whatsoever, provided that such shares shall bear a restricted legend.

            (c) No Consents. Neither the execution, delivery or performance of this Agreement of ACT-US nor the consummation by ACT-US of the transactions contemplated hereby require any filing with, or authorization, consent or approval of any Governmental Entity except for notices, filings, authorizations consents and approvals which if not obtained or made would not materially impair the ability of ACT-US to consummate the transactions contemplated by this Agreement.

            (d) Authority. ACT-US has all requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligation hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of ACT-US, including authorization by its Board of Directors, and this Agreement has been duly executed and delivered by ACT-US and constitutes the valid and legally binding obligation of ACT-US, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation, or similar laws affecting the enforcement of creditors' rights generally.

            (e) No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, will (a) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any Governmental Entity to which ACT-US is subject; (b) conflict with or result in the breach of any provision of either ACT-US's charter or bylaws or (c) conflict with, result in a breach of, or obligation to which either ACT-US may be bound, except where the violation, conflict(1) breach or default would not materially impair such ACT-US's ability to consummate the transactions contemplated by this Agreement.

            (f) Business of ACT-US. The business of ACT-US is accurately described in the Current Report on Form 8-K of ACT-US filed with the United States Securities and Exchange Commission on February 4, 2000, as amended and/or supplemented by subsequent filings.

      6. Board of Directors of ACT-Australia. ACT-US shall be entitled, on an ongoing basis, to appoint one person (other than Roger May) to ACT-Australia's Board of Directors, which person shall be elected as a Director of ACT-Australia at its annual meetings.

      7 Certain Covenants of the Parties.

            (a) Reasonable Efforts. Each of the Parties shall use all reasonable efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement. Each of the Parties shall execute such other agreements and documents as may be necessary or desirable to effectuate the intent of this Agreement.

            (b) Expenses. Each of the Parties shall pay its own costs and expenses incurred in connection with the preparation of and consummation of this Agreement and the transactions contemplated hereby. The Parties acknowledge that no tiling under the H-S-R Act is required in connection with this transaction.

      8. Survival: Indemnification.

            (a)  Survival  of  Representations   and  Warranties.   All  of  the
representation and warranties of ACT Australia and of ACT-US contained herein shall continue in full force and effect for 3 years after the Closing Date.

            (b) Indemnification Provisions for Benefit of ACT-US. In the event ACT-Australia breaches (i) any of its representations and warranties contained in Section 4 of this


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Agreement or (ii) any of their covenants contained in this Agreement, and ACT-US shall have delivered a written notice setting forth with reasonable detail the amount and basis for any claim (a "Claim Notice") to ACT-Australia before the 3rd anniversary date of the Closing Date, then, if ACT-Australia fail to cure such breach within 30 days following the aforementioned written notice,
ACT-Australia   agrees  to  indemnify   ACT-US  from  and  against  any  Adverse
Consequences ACT-US may suffer which are caused proximately by the breach.

            (c) Indemnification Provisions for Benefit of ACT -Australia. In the event ACT-US breaches (i) any of its representations and warranties contained in
Section 5 of this Agreement or (ii) any of its covenants contained in this Agreement, and ACT-Australia shall have delivered a Claim Notice to ACT-US before the 3rd anniversary date of the Closing Date, then ACT-US agrees to indemnify ACT-Australia from and against any Adverse Consequences ACT-Australia may suffer which are caused proximately by the breach.

      9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received when hand delivered, telecopied, faxed, delivered by courier or five days after such notice is mailed by certified or registered mail, postage prepaid and return receipt requested, to the address set forth below or to such other address of which any party may have given notice in accordance with the terms hereof:

            If to the Corporation:

               Advanced Communications Technologies, Inc.
               Attn: Roger May
               19200 Von Karman Avenue
               Suite 500, Office #32
               Irvine, CA 92604
               Facsimile: (949) 477-8022

            With a copy to:

               Levinson & Lichtman, LLP
               Attn: Jonathan J. Lichtman, Esq.
               Sanctuary Centre Suite D-l00
               4800 North Federal Highway
               Boca Raton, FL 33431
               Facsimile: (561) 447-0018


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            If to ACT-Australia:

               Advanced Communications Technologies, Inc.
               Attn: Graeme Shearer
               350 Queen Street, 20th Floor
               Melbourne, VIC 3000
               Australia
               Facsimile: (011) 613 9672 8857 or 8800

            With a copy to.

               Mr. Roger May
               19200 Von Karman Avenue
               Suite 500, Office #32
               Irvine, CA 92604
               Facsimile: (949) 477-8022

      10. Review with Counsel. Each of the parties signing this Agreement acknowledges that each of them have had an opportunity to review this Agreement with its attorney and to consult with its attorney concerning the terms of this Agreement.

      11. Miscellaneous Provisions.

            (a) This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Victoria, Australia. Venue for any action brought hereunder shall be in Melbourne, Victoria.

            (b) The Section headings contained herein are for reference purposes only and will not in any way affect the meaning and interpretation of this Agreement.

            (c) This Agreement will be binding upon and will operate for the benefit of the parties to this Agreement and their respective heirs, legal representatives and successors.

            (d) This Agreement contains the entire agreement of the parties and all prior understandings and agreements, whether written or oral, between the parties are merged into this Agreement. This Agreement cannot be altered, amended, supplemented, modified, assigned or terminated except by an instrument in writing signed by all of the parties to this Agreement.

            (e)  Should it become  necessary  for any party to  institute  legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees, which will include reasonable attorneys' fees for any appellate proceedings, expenses, including any accounting expenses, and costs.

            (f) the invalidity or unenforceability of any particular provision of


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this Agreement will not affect the other  provisions of this Agreement,  and the
Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

            (g) This Agreement will be signed and executed in one or more counterparts, each of which will be deemed an original and all of which together shall constitute one agreement. Faxed signatures shall be deemed original Signatures for purposes of execution of this Agreement.

            (h) The parties expressly represent, acknowledge and agree that this Agreement was negotiated and entered into on an arms-length, equal bargaining power basis and not under duress of any kind whatsoever. The preparation of this Agreement has been a joint effort of the parties hereto and the resulting document shall not, solely as a matter of judicial Construction, be construed more severely against one of the parties than the other.

            (i) The parties will execute and deliver such further documents and take such further actions as may reasonably be requested by counsel for any party in order to more fully carry out the intentions of this Agreement.

            (j) All references to sums of money contained in this Agreement shall be in United States dollars.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WITNESSES:

                                     ADVANCED COMMUNICATIONS
------------------------------         TECHNOLOGIES, INC.

------------------------------       By: /s/ Roger May
                                         ----------------------------------
                                         Roger May, Chief Executive Officer

                                     ADVANCED COMMUNICATIONS
------------------------------       TECHNOLOGIES, INC.

------------------------------       By: /s/ Graeme Shearer
                                         ----------------------------------
                                         Graeme Shearer, Chief Financial Officer